Exhibit 4.1  Specimen of Common Stock Certificate for Identica Holdings Corporation

FRONT OF CERTIFICATE

[GRAPHIC]	IDENTICA tm [GRAPHIC]		[GRAPHIC]
CERTIFICATE NUMBER			SHARES
IDENTICA HOLDINGS CORPORATION

PAR VALUE $0.001	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
COMMON STOCK

THIS CERTIFIES THAT

is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF
IDENTICA HOLDINGS CORPORATION
transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate isnot valid until countersigned by the Transfer Agent and registered by the Registrar,
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorizedofficers.

DATED:

Countersigned and Registered:
[CORPORATE SEAL]

/s/ TERRY WHEELER		By	ISLAND STOCK TRANSFER
PRESIDENT			Transfer Agent
s/s Carl Dilley
/s/ FRANCINE FOSTER			Authorized Signature
SECRETARY	100 Second Avenue South, Suite 300N, St. Petersburg, FL 33701
727.289.0010

Exhibit 4.1  Specimen of Common Stock Certificate for Identica Holdings Corporation

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM (TIC)	-	as tenants in common		UNIF GIFT MIN (TRANS) ACT		Custodian
TEN ENT	-	as tenants by the intireties			(Cust)		(Minor)
JT TEN (J/T)	-	as joint tenants with right of			under Uniform Gifts (Transfer) to Minors
		survivorship and not as tenants			Act
		in common				(State)
Additional abbreviations may be used though not in the above list.

For Value Received					hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and
appoint							Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated

X

SIGNATURE GUARANTEE				NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME
(BY BANK, BROKER, CORPORATE OFFICER)				AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT,OR ANY CHANGE WHATSOEVER.

BACK OF CERTIFICATE